Advance Auto Parts, Inc. and Subsidiaries
Consolidated Statements of Operations
Sixteen Week Periods Ended
(in thousands, except per share data)
(unaudited)

	April 19, 2003

	GAAP	Merger and Integration Expenses		Comparable 2003

Net sales	$1,005,968	$-		$1,005,968
Cost of sales, including purchasing and warehousing costs	541,979	-		541,979

Gross profit	463,989	-		463,989
Selling, general and administrative expenses	391,369	(3,381	)(a)	387,988

Operating income	72,620	3,381		76,001

Other, net:
Interest expense	(19,340)	-		(19,340)
Loss on extinguishment of debt	(46,887)	46,887	(b)	-
Other income, net	60	-		60

Total other, net	(66,167)	46,887		(19,280)

Income before provision for income taxes and
income on discontinued operations	6,453	50,268		56,721
Provision for income taxes	2,485	19,353	(c)	21,838

Income from continuing operations	3,968	30,915		34,883
Discontinued operations:
Income from operations of discontinued wholesale distribution
network	1,744	-		1,744
Provision for income taxes	671	-		671

Income on discontinued operations	1,073	-		1,073

Net income	$5,041	$30,915		$35,956

Net income per basic share from:
Income before income on discontinued operations	$0.06	$0.43		$0.49
Income on discontinued operations	0.01	-		0.01

	$0.07	$0.43		$0.50

Net income per diluted share from:
Income before income on discontinued operations	$0.06	$0.42		$0.48
Income on discontinued operations	0.01	-		0.01

	$0.07	$0.42		$0.49

Average common shares outstanding ( d )	71,806	71,806		71,806
Dilutive effect of stock options	1,432	1,432		1,432

Average common shares outstanding - assuming dilution	73,238	73,238		73,238

Note:	In December 2003, Advance Auto Parts, Inc. discontinued the operations of its wholesale distribution network. These statements of operations have been prepared by management to reflect the classification of the wholesale distribution network as discontinued operations. These statements have been prepared on a basis consistent with our previously issued financial statements filed on Form 10-Q for the respective quarter, but do not include the footnotes required by generally accepted accounting principles for complete financial statements.

(a)	Represents the merger and integration expenses associated with the integration of the Discount Auto Parts operations.
(b)	This adjustment reflects the write-off of deferred loan costs and unamortized discounts and the payment of premiums for the early redemption of our outstanding senior subordinated notes and senior discount debentures.
(c)	This adjustment reflects the tax impact for the items in ( a ) and ( b ) at a 38.5% effective tax rate.
(d)	Average common shares outstanding is calculated based on the weighted average number of shares outstanding for the quarter ended. At April 19, 2003, we had 72,662 shares outstanding.

Advance Auto Parts, Inc. and Subsidiaries
Consolidated Statements of Operations
Twelve Week Periods Ended
(in thousands, except per share data)
(unaudited)

	July 12, 2003

	GAAP	Merger and Integration Expenses		Comparable 2003

Net sales	$827,348	-		$827,348
Cost of sales, including purchasing and warehousing costs	447,874	-		447,874

Gross profit	379,474	-		379,474
Selling, general and administrative expenses	301,897	(2,890	)(a)	299,007

Operating income	77,577	2,890		80,467

Other, net:
Interest expense	(7,025)	-		(7,025)
Loss on extinguishment of debt	(254)	-		(254)
Other income, net	93	-		93

Total other, net	(7,186)	-		(7,186)

Income before provision for income taxes and
income on discontinued operations	70,391	2,890		73,281
Provision for income taxes	27,100	1,113	(b)	28,213

Income from continuing operations	43,291	1,777		45,068
Discontinued operations:
Income from operations of discontinued wholesale distribution
network	271	-		271
Income tax provision	104	-		104

Income on discontinued operations	167	-		167

Net income	$43,458	$1,777		$45,235

Net income per basic share from:
Income before income on discontinued operations	$0.60	$0.02		$0.62
Income on discontinued operations	0.00	-		0.00

	$0.60	$0.02		$0.62

Net income per diluted share from:
Income before income on discontinued operations	$0.58	$0.02		$0.60
Income on discontinued operations	0.00	-		0.00

	$0.58	$0.02		$0.60

Average common shares outstanding ( c )	73,092	73,092		73,092
Dilutive effect of stock options	1,738	1,738		1,738

Average common shares outstanding - assuming dilution	74,830	74,830		74,830

Note:	In December 2003, Advance Auto Parts, Inc. discontinued the operations of its wholesale distribution network. These statements of operations have been prepared by management to reflect the classification of the wholesale distribution network as discontinued operations. These statements have been prepared on a basis consistent with our previously issued financial statements filed on Form 10-Q for the respective quarter, but do not include the footnotes required by generally accepted accounting principles for complete financial statements.

(a)	Represents the merger and integration expenses associated with the integration of the Discount Auto Parts operations.
(b)	This adjustment reflects the tax impact for the items in ( a ) at a 38.5% effective tax rate.
(c)	Average common shares outstanding is calculated based on the weighted average number of shares outstanding for the quarter. At July 12, 2003, we had 73,736 shares outstanding.

Advance Auto Parts, Inc. and Subsidiaries
Consolidated Statements of Operations
Twelve Week Periods Ended
(in thousands, except per share data)
(unaudited)

	October 4, 2003

	GAAP	Merger and Integration Expenses		Comparable 2003

Net sales	$839,101	-		$839,101
Cost of sales, including purchasing and warehousing costs	452,173	-		452,173

Gross profit	386,928	-		386,928
Selling, general and administrative expenses	308,298	(2,522	)(a)	305,776

Operating income	78,630	2,522		81,152

Other, net:
Interest expense	(5,860)	-		(5,860)
Loss on extinguishment of debt	(125)	-		(125)
Other income, net	106	-		106

Total other, net	(5,879)	-		(5,879)

Income before provision for income taxes and
income on discontinued operations	72,751	2,522		75,273
Provision for income taxes	28,006	971	(b)	28,977

Income from continuing operations	44,745	1,551		46,296
Discontinued operations:
Income from operations of discontinued wholesale
distribution network	681	-		681
Income tax provision	262	-		262

Income on discontinued operations	419	-		419

Net income	$45,164	$1,551		$46,715

Net income per basic share from:
Income before income on discontinued operations	$0.60	$0.02		$0.62
Income on discontinued operations	0.01	-		0.01

	$0.61	$0.02		$0.63

Net income per diluted share from:
Income before income on discontinued operations	$0.59	$0.02		$0.61
Income on discontinued operations	0.01	-		0.01

	$0.60	$0.02		$0.62

Average common shares outstanding ( c )	73,650	73,650		73,650
Dilutive effect of stock options	1,898	1,898		1,898

Average common shares outstanding - assuming dilution	75,548	75,548		75,548

Note:	In December 2003, Advance Auto Parts, Inc. discontinued the operations of its wholesale distribution network. These statements of operations have been prepared by management to reflect the classification of the wholesale distribution network as discontinued operations. These statements have been prepared on a basis consistent with our previously issued financial statements filed on Form 10-Q for the respective quarter, but do not include the footnotes required by generally accepted accounting principles for complete financial statements.

(a)	Represents the merger and integration expenses associated with the integration of the Discount Auto Parts operations.
(b)	This adjustment reflects the tax impact for the items in ( a ) at a 38.5% effective tax rate.
(c)	Average common shares outstanding is calculated based on the weighted average number of shares outstanding for the quarter. At October 4, 2003, we had 73,812 shares outstanding.